SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES
                               OF THE LISTED FUND

                             -----------------------

                          DWS Commodity Securities Fund


Effective for all purchases May 14, 2007 and after, the following information revises similar disclosure in the "How Much Investors Pay" and "Policies You Should Know About" sections in the fund's prospectuses.

Please note that any purchase made prior to May 14, 2007 will be subject to the holding period policy in effect when the purchase was made.

The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange).



















               Please Retain This Supplement for Future Reference


                                                                     [Logo]DWS
                                                                       SCUDDER
April 20, 2007                                             Deutsche Bank Group